MATRIX ADVISORS
                                VALUE FUND, INC.

                 747 THIRD AVENUE, 31ST FLOOR NEW YORK, NY 10017


                                   PROSPECTUS

                                OCTOBER 28, 2003,
                       AS SUPPLEMENTED ON NOVEMBER 7, 2003

























THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.









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                        MATRIX ADVISORS VALUE FUND, INC.
                        --------------------------------


The Matrix Advisors Value Fund, Inc. is a no-load mutual fund that principally invests in common stocks. The Fund seeks to achieve a total rate of return which is comprised of capital appreciation and current income.


                 The date of this Prospectus is October 28, 2003


                                                         TABLE OF CONTENTS

AN OVERVIEW OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . 3

PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

FEES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES . . . . . . . . .  6

PRINCIPAL RISKS OF INVESTING IN THE FUND . . . . . . . . . . . . . . . . .  7

INVESTMENT ADVISOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

SHAREHOLDER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 8

PRICING OF FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .  12

DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . 12

TAX CONSEQUENCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

PRIVACY NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

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                            AN OVERVIEW OF THE FUND


WHAT IS THE FUND'S           The Fund seeks to achieve a total rate of return
INVESTMENT GOAL?             which is comprised of capital appreciation and
                             current income.

WHAT ARE THE FUND'S          The Fund invests primarily in common stocks of
PRINCIPAL INVESTMENT         domestic companies that the Advisor believes are
STRATEGIES?                  financially strong and meet specific valuation
                             criteria using the principles of value
                             investing based on Classic Valuation Analysis.
                             Stocks will be sold when the Advisor believes they no longer represent value.

WHAT ARE THE PRINCIPAL       There is the risk that you could lose money on your
RISKS OF INVESTING IN        investment in the Fund. The following risks could
THE FUND?                    affect the value of your investment:
                             o  The stock market goes down
                             o  Interest rates rise which can result in
                                lower equity valuations
                             o  Value stocks fall out of favor with the stock
                                market
                             o  Stocks in the Fund's portfolio may not
                                increase their earnings at the rate
                                anticipated
                             o  The Advisor's investment strategies do not
                                produce the expected results

WHO MAY WANT TO              The Fund may be appropriate for investors who:
INVEST IN THE FUND?          o  Are pursuing a long-term goal such as retirement
                             o  Want to add an investment in undervalued
                                stocks to their equity portfolio
                             o  Are willing to accept higher short-term risk
                                along with higher potential for long-term growth of capital

                             The Fund may not be appropriate for investors who:
                             o  Need regular income or stability of principal
                             o  Are pursuing a short-term goal

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                                   PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average return over time (before and after taxes) compared with a broad-based market index. This past performance will not necessarily continue in the future. Matrix Asset Advisors, Inc. became Sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Previous periods during which the Fund was advised by another investment advisor are not shown.

CALENDAR YEAR TOTAL RETURNS*

[GRAPH OMITTED]

                    1997                17.85%
                    1998                 2.90%
                    1999                32.85%
                    2000                 7.96%
                    2001                12.35%
                    2002               -20.74%

________
   * The Fund's year-to-date return as of 9/30/03 was 24.83%.

During the period shown in the bar chart, the Fund's highest quarterly return was 24.33% for the quarter ended December 31, 1998 and the lowest quarterly return was -22.37% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2002
                                                                        From
                                                 1 Year    5 Years    7/1/96(1)
                                                 ------    -------    ---------
MATRIX ADVISORS VALUE FUND
     Return before taxes                         -20.74%    5.61%      8.51%
     Return after taxes on distributions(2)      -20.86%    5.21%      8.07%
     Return after taxes on distributions
       and sale of fund shares(2)                -12.68%    4.55%      6.98%
S&P 500 Index(3)                                 -22.10%   -0.59%      5.84%

___________
(1)  The date Matrix Asset Advisors, Inc. became Sub-advisor to the Fund.
(2) After tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. Index returns reflect no deduction for fees, expenses, or taxes.

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                                FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases . . . . . . . . . . . . . None
Maximum deferred sales charge (load) . . . . . . . . . . . . . . . . . . . None
Redemption fee (as a percentage of amount redeemed)* . . . . . . . . . .  0.75%

ANNUAL FUND OPERATING EXPENSES**
(expenses that are deducted from Fund assets)

Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.00%
Distribution and Service (12b-1) Fees . . . . . . . . . . . . . . . . . .  None
Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.33%
                                                                         ------

Total Annual Fund Operating Expenses. . . . . . . . . . . . . . . . . . . 1.33%

Fee Reduction and/or Expense Reimbursement . . . . . . . . . . . . . . . (0.23%)

Net Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.10%
                                                                         =====

__________
* The redemption fee applies to those shares that you have held for less than two months. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
** The Advisor has contractually agreed to reduce the fees and/or net expenses of the Fund for an indefinite period to ensure that Total Annual Fund Operating Expenses will not exceed the net expense amount shown. For the fiscal year ending June 30, 2003, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. As a result, the Fund's net expenses for the fiscal year ended June 30, 2003 were 0.99%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

      One Year . . . . . . . . . . . . . . . . . . .        $     112
      Three Years . . . . . . . . . . . . . . . . . .       $     350
      Five Years. . . . . . . . . . . . . . . . . . .       $     606
      Ten Years . . . . . . . . . . . . . . . . . . .       $   1,340

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            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The goal of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income. The Fund selects for investment only securities that are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis.

CLASSIC VALUATION ANALYSIS

Classic Valuation Analysis is an investment methodology based on principles developed over 50 years ago by Benjamin Graham. The underlying principle of Classic Valuation Analysis is "Buy value . . . it will out." Value criteria requires companies to have a strong financial position, as measured by balance sheet data, and current low stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book values.

Consistent with the principles of Classic Valuation Analysis, the Fund diversifies its portfolio over a range of companies and industries. Once an equity investment has been purchased for the Fund's portfolio, it generally is sold for one of two reasons:

   o the security no longer represents a value, as determined by the Advisor, or

   o there has been a fundamental change in the issuer's balance sheet or results of operations so that it no longer meets the Fund's financial or valuation criteria.

In addition, the Fund may, in unusual circumstances, sell a security at a time when the sale is not indicated by Classic Valuation Analysis to avoid adverse tax consequences or to meet abnormally heavy redemption requests.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading also leads to lower transaction costs, which could help to improve performance.

Under normal market conditions, the Fund will stay fully invested in stocks. However, the Fund may temporarily depart from its principal investment strategies by making substantial short-term investments in cash equivalents or may remain uninvested in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

PROPOSED REORGANIZATION

On August 1, 2003, the Board of Directors of the Fund (the "Board") approved an Agreement and Plan of Reorganization (the "Plan") which contemplates the transfer of all of the assets and liabilities of the Fund in exchange for Institutional Class shares of the Strong Matrix Value Fund, a new series of Strong Equity Funds II, Inc. (the "New Fund"). Following such transfer, Institutional Class shares of the New Fund will be distributed to shareholders of the Fund and the Fund will be subsequently dissolved. As a result of the proposed transaction, each shareholder of the Fund will receive a number of full and fractional Institutional Class shares of the New Fund equal in value at the time of the exchange to the value of such shares of the Fund.

The New Fund will have substantially the same investment objectives, policies, and strategies as the Fund, and will be managed by the same personnel who currently manage the Fund. Strong Capital Management, Inc. ("Strong Capital") will be the investment adviser to the New Fund and Matrix Asset Advisors, Inc. will be the sub-adviser to the New Fund. Strong Capital has agreed to limit the total operating expenses for the New Fund, until at least May 1, 2006, to the same level as the current limit on the expenses of the Fund.

Since 1974, Strong Capital has provided investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products.

Strong Capital provides investment management services for portfolios representing assets, as of June 30, 2003, of approximately $41.9 billion.

The Plan is subject to the approval of the shareholders of the Fund. A shareholder meeting for this purpose is scheduled to be held no later than December 12, 2003. Further details regarding the Plan have been provided in the proxy statement mailed on September 15, 2003, to shareholders of record as of August 15, 2003.

A complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by the New York Attorney General's office ("NYAG") on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong Capital and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. Strong Capital has informed the Board that (i) on September 5, 2003, the United States Securities and Exchange Commission ("SEC") began an inquiry based on matters related to, and set forth in, the Complaint; and (ii) on September 24, 2003, the Wisconsin Department of Financial Institutions ("DFI") asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong Capital has indicated that it is currently cooperating fully with the NYAG, the SEC, and the DFI, with respect to their separate inquiries into these matters. On September 26, 2003, Strong Capital announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint.

Strong Capital has informed the Board that, as of the date of this Supplement, Strong Capital is aware of multiple shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong Capital, Strong Funds, and other Strong affiliates, as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey (Newark); U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; and Supreme Court of the State of New York. Strong Capital has indicated that the Actions do not differ materially in terms of allegations and demands for relief. According to Strong Capital, the Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws, and generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed presenting allegations and demands for relief, but Strong Capital expects that they will not materially differ from those described above.

Strong Capital has represented to the Fund that no expenses associated with the foregoing matters will be paid by the New Fund.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks that may adversely affect the Fund's net asset value or total return are summarized above under "An Overview of the Fund." These risks are discussed in more detail below.

MANAGEMENT RISK. Management risk means that your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and determination of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

MARKET RISK. Market risk means that the price of common stock may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer. Market risk may affect a single issuer, industry, section of the economy or the market as a whole. Since the Fund invests in equity securities, its share price will change daily in response to stock market movements.

UNDERVALUED STOCKS RISK. Undervalued stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

                               INVESTMENT ADVISOR

Matrix Asset Advisors, Inc. is the investment advisor to the Fund. The Advisor's address is 747 Third Avenue, New York, NY 10017. The Advisor has provided investment advisory services to individuals, endowment, and pension accounts since 1986. As of September 30, 2003, the Advisor manages assets in excess of $875 million. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2003, the Advisor received advisory fees of 0.65% of the Fund's average daily net assets, net of waiver.

PORTFOLIO MANAGER Mr.

David A. Katz, President of the Fund, is principally responsible for the management of the Fund's portfolio. Mr. Katz has been President and Chief Investment Officer of the Advisor and a principal shareholder of the Advisor for over ten years.

FUND EXPENSES

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the fiscal year ending June 30, 2003, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

You may open a Fund account with $1,000 and add to your account at any time with $100 or more. You may open a retirement account or Automatic Investment Plan account with $500 and add to your account at any time with $100 or more. The Fund may waive minimum investment requirements from time to time.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-209-1965 if you need additional assistance when completing your application.


You may purchase shares
of the Fund by check or wire. Shares are purchased at the net asset value next determined after the Transfer Agent receives your order with complete information and meeting all the requirements discussed in this Prospectus. All purchases by check must be in U.S. dollars and a charge may be imposed if your check does not clear. The Fund will not accept payment in cash, including cashier's checks or money orders, unless the cashier's checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund reserves the right to require payment by certified or official bank check or wire transfer for orders of $50,000 or more. The Fund does not issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

BY CHECK

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check made payable to "Matrix Advisors Value Fund, Inc." to:

  REGULAR MAIL                              OVERNIGHT DELIVERY
   Matrix Advisors Value Fund, Inc.         Matrix Advisors Value Fund, Inc.
   c/o U.S. Bancorp Fund Services, LLC      c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701                             615 E. Michigan Street, 3rd Floor
   Milwaukee, WI 53201                      Milwaukee, WI 53202

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Matrix Advisors Value Fund, Inc." to the Fund in the envelope provided with your statement or to the address noted above. You should write your account number on the check. You may also mail a letter together with a check to the Transfer Agent identifying the name of the Fund, indicating the dollar value of shares to be purchased. Write your account number on the check.

BY WIRE

If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. You may also fax the Account Application to the Transfer Agent at 1-866-209-1965. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once you have faxed your Account Application, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

           U.S. Bank, N.A.
           777 E. Wisconsin Ave., Milwaukee, WI 53202
           ABA No.: 075000022 Credit: U.S. Bancorp Fund Services, LLC Account No.: 112-952-137
           Further Credit: Matrix Advisors Value Fund, Inc.
           Account name (shareholder name)
           Shareholder account number

If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-866-209-1965. Your bank may charge you a fee for sending a wire to the Fund.

You may buy, sell or exchange shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. For certain qualified brokers when you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) generally holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records.

The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

AUTOMATIC INVESTMENT PLAN

For your convenience, the Fund offers an Automatic Investment Plan. The initial minimum investment is reduced to $500 for investors who wish to enroll in this Plan. Under this Plan, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

The Fund offers an Individual Retirement Account ("IRA") plan. You may obtain information about opening an account by calling the Transfer Agent at 1-866-209-1965.

HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange ("NYSE") are open for business. The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 0.75% fee on redemptions of Fund shares purchased and held for less than two months. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. If stock certificates have been issued for shares being redeemed, you must include the stock certificates with your request. Corporations, executors, administrators, trustees or guardians must submit documents evidencing their authority to act. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

REGULAR MAIL                                 OVERNIGHT DELIVERY
  Matrix Advisors Value Fund, Inc.           Matrix Advisors Value Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC        c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701                               615 E. Michigan Street, 3rd Floor
  Milwaukee, WI 53201                        Milwaukee, WI 53202

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

                                                                            10
The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

SIGNATURE GUARANTEE

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, (c) are sent to an address or bank account other than shown on the Transfer Agent's records, (d) are transmitted by federal wire transfer to a bank other than the owner of record, or (e) if a change of address request has been received by the Transfer Agent within the last 15 days, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Fund in advance by calling 1-866-209-1965.

EXCHANGE PRIVILEGE

You may exchange your Fund shares for shares of the First American Prime Obligations Fund ("Prime Obligations Fund"), a money market fund affiliated with the Fund's Custodian and Transfer Agent. Prior to making such exchange, you should obtain and carefully read the prospectus for the Prime Obligations Fund.

You may exchange your shares by simply sending a written request to the Fund's Transfer Agent. You should give the name of the Fund, your name, and account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the persons whose names appear on the account registration.

If you complete the Exchange Privilege Authorization option on the Account Application, you may exchange all or some of your shares by calling the Transfer Agent at 1-866-209-1965 before the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern Time.

When you establish any telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. The Fund reserves the right to refuse a telephone request if it believes that the person making the request is neither the record owner of the shares nor otherwise authorized by the shareholder to request the transaction. Shareholders will be promptly notified of any refused request for a telephone exchange. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

The Fund reserves the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. The Fund may modify, restrict or terminate the exchange privilege at any time.

Shareholders of the Prime Obligations Fund may request that redemption proceeds of $1,000 or more be wired directly to a bank account. If you did not purchase your shares with a certified check or wire, the Prime Obligations Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

You may request telephone exchange privileges after your account is opened by calling the Transfer Agent at 1-866-209-1965 for instructions.

You may have difficulties in making a telephone exchange during periods of abnormal market activity. If this occurs, you may make your exchange request in writing.

                             PRICING OF FUND SHARES

The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically after year-end.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash.

If you elect to have dividends and/or capital gain distributions paid in cash, the Fund will automatically reinvest all distributions under $10.00 in additional shares of the Fund.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions.

                                TAX CONSEQUENCES

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as dividend income that may be eligible for federal taxation at a maximum rate of 15% for individuals if certain holding periods are met. The rate of federal income tax you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. However, any loss you realize on shares held 6 months or less will be treated as a long-term capital loss (which is subject to limitations on deductibility) to the extent of any gains from the Fund treated as long-term capital gains. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. Additional information related to taxes is contained in the Statement of Additional Information. All potential investors in the Fund are urged to consult their tax advisors regarding an investment in the Fund.

                              FINANCIAL HIGHLIGHTS

This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information for the fiscal years ended June 30, 1998 through 2003 has been audited by Tait, Weller & Baker, independent accountants. Their report and the Fund's financial statements are included in the Annual Report, which is available upon request.


FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                          YEARS ENDED JUNE 30,
                                       ------------------------------------------------------
                                          2003        2002      2001       2000      1999
                                       ------------------------------------------------------
Net asset value, beginning of year     $    41.14  $   45.79  $   43.49  $   38.40  $   32.90
                                       ------------------------------------------------------
Income from investment operations:
Net investment income                        0.14       0.09       0.20       0.11       0.03
Net realized and unrealized gain
(loss) on investments                        3.32      (3.59)      3.03       5.30       6.26
                                       ------------------------------------------------------
Total from investment operations             3.46      (3.50)      3.23       5.41       6.29
                                       ------------------------------------------------------
Less distributions:
Dividends from
net investment income                       (0.08)     (0.15)     (0.15)      0.00      (0.09)
Distributions from realized gains           (0.14)     (1.03)     (0.78)     (0.32)     (0.70)
                                       ------------------------------------------------------
Total distributions                         (0.22)     (1.18)     (0.93)     (0.32)     (0.79)
                                       ------------------------------------------------------

Paid-in capital from redemption fees         0.01       0.03    --         --         --
                                       ------------------------------------------------------
Net asset value, end of period         $    44.39  $   41.14  $   45.79  $   43.49  $   38.40
                                       ======================================================

Total return                                 8.52%     (7.87%)     7.50%     14.18%     19.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)     $   107.1   $   60.9   $   42.6   $   18.1   $   11.1

Ratio of operating expenses to
     average net assets:
Before expense reimbursement                 1.33%      1.37%      1.37%      1.65%      1.83%
After expense reimbursement                  0.99%      0.99%      0.99%      0.99%      1.25%
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement                 0.20%     (0.09%)     0.22%     (0.35%)    (0.48%)
After expense reimbursement                  0.54%      0.29%      0.60%      0.31%      0.10%
Portfolio turnover rate                     30%        51%        55%        40%        33%

                                 PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

     o    Information we receive about you on applications or other forms;
     o    Information you give us orally; and
     o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with non-affiliated third parties.

THIS IS NOT PART OF THE PROSPECTUS.

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                             747 Third Avenue, 31st
                            Floor New York, NY 10017
                                 1-800-366-6223

                                       o

                                    CUSTODIAN
                                 U.S. Bank N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                       o

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207
                                 1-866-209-1965

                                       o

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                         1818 Market Street, Ste. 2400
                             Philadelphia, PA 19103

                                       o

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

                        MATRIX ADVISORS VALUE FUND, INC.
                         www.matrixadvisorsvaluefund.com

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                    Matrix Asset Advisors, Inc.
                    747 Third Avenue, 31st Floor
                    New York, New York 10017
                    Telephone: 1-800-366-6223

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Reports and other information about the Fund are also available

        o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or

        o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

        o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


                                              (The Fund's SEC Investment Company
                                                   Act file number is 811-03758)

                                   PROSPECTUS

















                                 MATRIX ADVISORS
                                VALUE FUND, INC.



                                OCTOBER 28, 2003



                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017